UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2016

HARRIS & HARRIS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	0-11576	13-3119827
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1450 Broadway New York, New York 10018
(Address, including zip code, of Principal Executive Offices)
(212) 582-0900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2016, Misti Ushio informed Harris & Harris Group, Inc. (the “Company”) of her intention to resign as Chief Strategy Officer and Managing Director, effective as of February 29, 2016, in order to pursue her role as Chief Executive Officer of TARA Biosystems, Inc., a portfolio company of the Company. Ms. Ushio has agreed to provide certain consulting services to the Company with respect to certain of the Company's portfolio companies on an as-needed basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS & HARRIS GROUP, INC.

Date:	February 26, 2016	By:	/s/ Douglas W. Jamison
Douglas W. Jamison
Chief Executive Officer